UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

VERISK ANALYTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34480	26-2994223
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 Washington Boulevard, Jersey City, NJ		07310
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 469-2000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The following proposals were submitted to the holders of Class A common stock of Verisk Analytics, Inc. (the “Company”) for a vote at the 2015 Annual Meeting of Stockholders held on May 20, 2015:

1.	The election of four members of the Board of Directors;

2.	The amendment to the Company’s Bylaws to implement majority voting for the uncontested election of directors;

3.	The amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation and Bylaws to eliminate references to the Company’s Class B Common Stock, rename the Company’s Class A Common Stock, make related conforming changes, and update certain outdated provisions and remove certain redundant provisions;

4.	The advisory, non-binding resolution to approve the compensation of the Company’s named executive officers; and

5.	The ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2015.

The results of such votes were as follows:

1. The Company’s stockholders elected each of the four nominees to the Board of Directors for a three year term by the following votes:

Name of Nominee	Number of Votes For	Number of Votes Withheld	Number of Broker Non-Votes
J. Hyatt Brown	135,573,991	2,850,731	4,285,700
Samuel G. Liss	136,469,850	1,954,872	4,285,700
Therese M. Vaughan	136,666,907	1,757,815	4,285,700
Bruce Hansen	136,723,085	1,701,637	4,285,700

2. The Company’s stockholders approved the amendment to the Company’s Bylaws to implement majority voting for the uncontested election of directors by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
137,017,237	870,116	537,369	4,285,700

3. The Company’s stockholders approved the amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation and Bylaws to eliminate references to the Company’s Class B Common Stock, rename the Company’s Class A Common Stock, make related conforming changes, and update certain outdated provisions and remove certain redundant provisions by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
137,810,982	88,352	525,388	4,285,700

4. The Company’s stockholders approved the compensation of the Company’s named executive officers on an advisory, non-binding basis by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining	Number of Broker Non-Votes
132,377,870	5,479,395	567,457	4,285,700

5. The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent auditors for the year ending December 31, 2015 by the following votes:

Number of Votes For	Number of Votes Against	Number of Votes Abstaining
142,084,173	152,408	473,841

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERISK ANALYTICS, INC.

Date: May 20, 2015	By:	/s/ Kenneth E. Thompson
		Name:	Kenneth E. Thompson
		Title:	Executive Vice President, General Counsel and Corporate Secretary